SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): April 4, 2003

                             KESTREL ENERGY, INC.
            (Exact Name of Registrant as Specified in its Charter)

        Colorado                 0-9261                      84-0772451
(State of Incorporation)    (Commission File              (IRS Employer ID
                                 Number)                       Number)

                         1726 Cole Boulevard, Suite 210
                            Lakewood, Colorado 80401
                    (Address of Principal Executive Offices)

                                 (303) 295-0344
                         (Registrant's Telephone Number,
                              including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On April 4, 2003, Kestrel Energy, Inc. (the "Company") announced that its shares of common stock would be delisted from trading on The Nasdaq SmallCap Market effective April 9, 2003. The Company has no plans to appeal the delisting. A copy of that press release announcing the delisting determination is filed as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a) None

   (b) None

   (c) Exhibits

       99.1  Press Release dated April 4, 2003


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Date:  April 7, 2003                      KESTREL ENERGY, INC.


                                          By:/S/BARRY D. LASKER
                                             --------------------------------
                                              Barry D. Lasker, President